SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 21, 2003

                      AMERICAN MILLENNIUM CORPORATION, INC.
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             (Exact name of registrant as specified in its charter)

           New Mexico                  0-10841                    85-0273340
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)

110 North Rubey Drive, Suite 100A, Golden, CO                       80403
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  (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code      (303) 279-2002
                                                    ---------------------------

                                    No Change
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

This current report on form 8-K/A amends the Current Report on Form 8-K previously filed with the Commission on April 25, 2003 relating to the acquisition of Lightfoot Precision Control, Inc.

The following documents are included as part of this report:

     (a)  Financial Statements of Business Acquired.

     (b)  Pro Forma Financial Information.

     (c)  Exhibits:

99.1    Audited Financial Statements of Lightfoot Precision Control, Inc.

99.2 Unaudited Pro Forma Condensed Consolidated Financial Statements of American Millennium Corporation, Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN MILLENNIUM CORPORATION, INC.

                                   Registrant

                                   By:     /s/  Ronald J. Corsentino
                                        --------------------------------------
                                        Name:        Ronald J. Corsentino
                                        Title:       Chief Financial Officer
                                                      and Controller

Dated:  July 7, 2003